WARRANTS	6 Months Ended
Jun. 30, 2018
Notes to Financial Statements
NOTE 7 - WARRANTS

In connection with the issuance of the convertible note with L2 Capital, LLC and funding of the initial tranche of $50,000 on the Note, the Company also issued a common stock purchase warrant to purchase up to 7,638,092 shares of the Company’s common stock pursuant to the terms therein as a commitment fee. At the time that each subsequent tranche under the Note is funded by the Holder in cash, then on such funding date, the warrant shares shall immediately and automatically be increased by the quotient of 100% of the face value of the respective tranche and 110% of the VWAP of the common stock on the Trading Day immediately prior to the funding date of the respective tranche. As of June 30, 2018, the Company had received two $50,000 tranches for which is issued warrants.

The warrants have a variable exercise price per the above and expire in five years. The aggregate fair value of the warrants, which was allocated against the debt proceeds totaled $57,499 based on the Black Scholes Merton pricing model. The fair value was credited to additional paid in capital and debited to debt discount to be amortized over the term of the loan.

A summary of the status of the Company’s outstanding stock warrants and changes during the periods is presented below:

	Shares available to purchase with warrants	Weighted Average Price	Weighted Average Fair Value

Outstanding, December 31, 2017	-	$-	$-

Issued	32,329,203	$0.0034	$0.0034
Exercised	-	$-	$-
Forfeited	-	$-	$-
Expired	-	$-	$-
Outstanding, June 30, 2018	32,329,203	$0.0034	$0.0034

Exercisable, June 30, 2018	32,329,203	$0.0034	$0.0034

Range of Exercise Prices	Number Outstanding 6/30/2018	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.0023 – 0.0071	32,329,203	4.94 years	$0.0034